                                                                   Exhibit 10.51

             FIFTH AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT


     This FIFTH AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of February 26, 1999, by and among the investors listed as Series A Investors on Schedule A hereto (the "Series A Preferred Investors"), the investors listed as Series B Investors on Schedule B hereto (the "Series B Preferred Investors", and together with the Series A Preferred Investors, the "Investors"), Radio One, Inc., a Delaware corporation (the "Company"), Radio One Licenses, Inc., a Delaware corporation ("ROL"), and Alfred C. Liggins ("Liggins"), Catherine L. Hughes ("Hughes") and Jerry A. Moore III ("Moore") (Liggins, Hughes and Moore are hereinafter collectively referred to as the "Management Stockholders," and together with the Company and ROL as the "Interested Parties," and each an "Interested Party").

     WHEREAS, the Series A Preferred Investors, the Series B Preferred Investors, the Company, ROL and the Management Stockholders entered into a Preferred Stockholders' Agreement dated as of May 14, 1997, as amended by that certain First Amendment, dated as of June 30, 1998, that certain Second Amendment, dated as of November 23, 1998, that certain Third Amendment, dated as of December 23, 1998, and that certain Fourth Amendment, dated as of December 31, 1998 (the "Amended Original Agreement"); and

     WHEREAS, the Company intends to enter into a Merger Agreement (the "Merger Agreement") dated as of March 30, 1999, by and among the Company, ROA Merger Subsidiary, Inc., Alta Subordinated Debt Partners III, L.P. ("Alta"), Allied Capital Corporation, Allied Investment Corporation, Syndicated Communications Venture Partners II, L.P. ("Syncom"), Mary Catherine Sneed ("Sneed") and Alfred
C. Liggins, III ("Liggins") (collectively, the "Sellers") and Radio One of Atlanta, Inc. ("ROA"), which Merger Agreement will be substantially in the form attached hereto as Exhibit A and pursuant to which the Company will acquire all of the capital stock of ROA in exchange for, in the case of ROA Class A Common Stock, capital stock of the Company, and in the case of ROA Class B Common Stock, capital stock of the Company and cash through a reverse subsidiary merger of ROA Merger Subsidiary, Inc., with and into the Company (the "ROA Acquisition"); and

     WHEREAS, Alta and Syncom are stockholders of the Company, Sneed is Chief Operating Officer of the Company, Liggins is a stockholder, director, and Chief Executive Officer and President of the Company; and

     WHEREAS, in connection with the closing of the transactions contemplated by the Merger Agreement, the Company desires to enter into an Amended and Restated Credit Agreement, dated as of February 26, 1999, by and among the Company, Several Lenders from time to time thereto, NationsBank, N.A. and First Union National Bank (the "Nationsbank Agreement"); and

     WHEREAS, the Company has agreed to grant to Scott R. Royster, the Chief Financial Officer and Executive Vice President of the Company ("Royster"), as a restricted stock award subject to certain vesting provisions, 1.503 shares of the Company's Class C Non-Voting Common Stock (the "Stock Award"); and

     WHEREAS, the Company desires to amend the Amended Original Agreement to increase certain permitted corporate overhead expense and capital expenditure limits contained therein; and

     WHEREAS, certain approvals, consents and amendments to the Amended Original Agreement are required in order for the Company to enter into the Merger Agreement and to take certain actions in connection with the ROA Acquisition, to enter into the Amended and Restated Credit Agreement and to take certain actions in connection therewith, to make the Stock Award to Royster, and to increase permitted corporate overhead expense and capital expenditure limits; and

     WHEREAS, the Investors are willing to provide such approvals and consents and to amend the Amended Original Agreement to provide for modifications to the covenants subject to performance and observance in full of each of the covenants, conditions and other terms set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

1. ROA Acquisition and Merger Agreement. The parties hereto hereby consent pursuant to Section 6.10 and Section 6.11 of the Amended Original Agreement to the ROA Acquisition.

2. Formation of ROA Licenses, Inc. The parties hereto hereby consent pursuant to Section 6.4 of the Amended Original Agreement to the formation of ROA Licenses, Inc., a Delaware corporation, for the purpose of acting as a License Subsidiary (as such term is defined in the Amended Original Agreement) holding the licenses, permits and authorizations required for and/or used in the ownership and operation of the radio stations to be acquired in the ROA Acquisition. It is understood and agreed that, after the consummation of the ROA Acquisition, ROA Licenses, Inc. will be wholly owned by the Company's then direct subsidiary, ROA.

3.   Amended and Restated Credit Agreement.

     (a) The parties hereto hereby consent to the Amended and Restated Credit Agreement and to the incurrence of indebtedness in the maximum principal amount of $100,000,000 on the terms and conditions contemplated by such Amended and Restated Credit Agreement, together with any and all interest, fees and other charges as contemplated thereby and documents executed in connection with such Amended and Restated Credit Agreement.

     (b) The Amended Original Agreement is hereby amended to delete Section 6.1(b) thereof in its entirety and replace it with the following:

     "(b) Indebtedness in a principal amount not in excess of $100,000,000 (the "Nationsbank Debt") outstanding under the Amended and Restated Credit Agreement dated as of February 26, 1999 by and among the Company, NationsBank N.A., as Administrative Agent, and the several lenders from time to time party thereto, as such agreement may be amended, modified, replaced, renewed or otherwise changed except as respect to the maximum principal amount of such Indebtedness or its rate of amortization (the "Nationsbank Loan Agreement") and any refinancing of the Indebtedness under the NationsBank Loan Agreement on terms substantially similar or more favorable to the Company than the terms of the NationsBank Loan Agreement, provided that such refinancing shall not (i) increase the interest rates to a rate greater than the rate provided for under the terms of the NationsBank Loan Agreement, (ii) materially change the rate of amortization of the NationsBank Loan Agreement, (iii) extend the maturity of the NationsBank Debt beyond its current maturity or (iv) increase the principal amount of the NationsBank Debt in an amount in excess of $100,000,000; provided, that the Borrower is not otherwise in violation of this clause
     (b)."

4.   Stock Award.   The parties hereto hereby consent pursuant to Section 6.11 of the Amended Original Agreement to the Stock Award to Royster.

5. Amendments to Expense/Expenditure Limits. The Amended Original Agreement is hereby amended as follows:

     (a) Section 4.2 of the Amended Original Agreement is hereby amended by substituting the number "$3,500,000" for the number "$2,850,000".

     (b) Section 4.3 of the Agreement is hereby deleted in its entirety and is replaced with the following:

     "Except for those capital expenditures described on Appendix A hereto, the
                                                         ----------
     Company will not make, incur, assume or otherwise become liable for Capital Expenditures in excess of the sum of (i) $1,000,000 New Radio Market (as defined in the NationsBank Loan Agreement) and $250,000 for each radio station acquired by the Company after February 28, 1999, and (ii)$1,000,000 for any fiscal period, except that the amount shall be $3,500,000 for fiscal year 1999; provided, however, that if the Company does not incur
                       --------  -------
     Capital Expenditures in an aggregate amount of $1,000,000 during any fiscal year period, the Company may add such unused portion of permitted Capital Expenditures to the amount of the Capital Expenditure allotment for the following fiscal year period."

6. Representations and Warranties. In order to induce the Investors to enter into this Amendment, Company represents and warrants to the Investors that the representation and warranties contained in Section 2 of the Amended
                                                    ---------
     Original Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except for changes that were consented to in writing by the Investors.

7.   Miscellaneous.

     (a) Ratification and Confirmation of Agreement. Except as specifically amended hereby, the Amended Original Agreement shall remain in full force and effect and is hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of the Amended Original Agreement or as a waiver of any right, power or remedy of the Investors under the Amended Original Agreement. Without limiting the generality of the foregoing, the amendments and consents set forth in

     Section 1 through Section 5 above shall be limited precisely as set forth
     ---------         ---------
     above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance by the Company with respect to any other provision or condition of the Amended Original Agreement or (ii) to prejudice any right or remedy that the Investors may now have or may have in the future under or in connection with the Amended Original Agreement.

     (b) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (c) Governing Law and Advice of Counsel. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INVESTORS AND THE INTERESTED PARTIES HEREBY REPRESENTS, WARRANTS AND AGREES THAT THE NEGOTIATION OF THIS AMENDMENT HAS TAKEN PLACE IN THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INTERESTED PARTIES HEREBY ACKNOWLEDGES THAT IT HAS CAREFULLY REVIEWED AND UNDERSTANDS THE TERMS OF THIS AMENDMENT, HAS OBTAINED AND CONSIDERED THE ADVICE OF COUNSEL WITH RESPECT TO SUCH TERMS AND HAS HAD AN OPPORTUNITY TO FULLY NEGOTIATE SUCH TERMS.

     (d) Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Amendment, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

     (e) Order of Precedence. This Amendment amends the Amended Original Agreement and wherever reference is made in the Amended Original Agreement to "the Agreement" or "this Agreement," such reference shall refer to the Amended Original Agreement as amended hereby. The terms of this Amendment shall control any conflict between the Amended Original Agreement and this Amendment. Otherwise, all other terms and conditions of the Amended Original Agreement shall remain in full force and effect.

                                   SCHEDULE A


Syncom Capital Corporation

Alliance Enterprise Corporation

Opportunity Capital Corporation

Medallion Capital, Inc.

TSG Ventures, L.P.

Fulcrum Venture Capital Corporation

Alfred C. Liggins, III
(successor-in-interest to Greater Philadelphia Venture Capital Corporation,
Inc.)

                                   SCHEDULE B


Alta Subordinated Debt Partners III, L.P.

BancBoston Investments Inc.

Grant M. Wilson

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment to Preferred Stockholders' Agreement as a sealed instrument as of the day and year first above written.

                              COMPANY:
                              -------

                              RADIO ONE, INC.

                              By: /s/ Alfred C. Liggins, III
                                  ----------------------------------
                                  Name: Alfred C. Liggins, III
                                  Title: President

                              SUBSIDIARY:
                              ----------

                              RADIO ONE LICENSES, INC.

                              By: /s/ Alfred C. Liggins, III
                                  ----------------------------------
                                  Name: Alfred C. Liggins, III
                                  Title: President


   [Signature Page to Fifth Amendment to Preferred Stockholders' Agreement]

                              SERIES B PREFERRED INVESTORS:
                              ----------------------------

                              ALTA SUBORDINATED DEBT
                                PARTNERS III, L.P.

                              By: Alta Subordinated Debt
                                  Management III, L.P., its
                                  General Partner

                              By: /s/ Eileen McCarthy
                                  ---------------------------------
                                  Name: Eileen McCarthy
                                  Title: General Partner

                              BANCBOSTON INVESTMENTS INC.


                              By: /s/ Lars A. Swanson
                                  ---------------------------------
                                  Name: Lars A. Swanson
                                  Title: Vice President

                              GRANT M. WILSON


                              By: /s/ Grant M. Wilson
                                  ---------------------------------
                                  Grant M. Wilson, individually


   [Signature Page to Fifth Amendment to Preferred Stockholders' Agreement]

                              SERIES A PREFERRED INVESTORS:
                              ----------------------------

                              SYNCOM CAPITAL CORPORATION


                              By: /s/ Terry L. Jones
                                  ---------------------------------
                                  Name: Terry L. Jones
                                  Title: President


                              ALLIANCE ENTERPRISE CORPORATION


                              By: /s/ Divakar Kamath
                                  ---------------------------------
                                  Name: Divakar Kamath
                                  Title: Executive Vice President


                              OPPORTUNITY CAPITAL CORPORATION


                              By: /s/ J. Peter Thompson
                                  ---------------------------------
                                  Name: J. Peter Thompson
                                  Title: President


                              MEDALLION CAPITAL, INC.


                              By: /s/ Dean Pickerell
                                  ---------------------------------
                                  Name: Dean Pickerell
                                  Title: President


                              TSG VENTURES L.P.
                              as successor-in-interest to TSG Ventures Inc.

                                  BY:   TSGVI Associates, Inc., its General
                                        Partner


                              By: /s/ Duane Hill
                                  ---------------------------------
                                  Name: Duane Hill
                                  Title: President


   [Signature Page to Fifth Amendment to Preferred Stockholders' Agreement]

                              FULCRUM VENTURE CAPITAL     CORPORATION


                              By: /s/ Brian Argrett
                                  ---------------------------------
                                  Name: Brian Argrett
                                  Title: President


                              ALFRED C. LIGGINS, III.
                              /s/ Alfred C. Liggins III
                              --------------------------------------------------
                              Alfred C. Liggins III, as successor-in-interest to Greater Philadelphia Venture Capital Corporation, Inc.


                                MANAGEMENT STOCKHOLDERS:
                                -----------------------

                              ALFRED C. LIGGINS, III

                              /s/ Alfred C. Liggins III
                              -------------------------------------------------
                              Alfred C. Liggins III, individually


                              CATHERINE L. HUGHES

                              /s/ Catherine L. Hughes
                              ------------------------------------------------
                              Catherine L. Hughes, individually


                              JERRY A. MOORE III

                              /s/ Jerry A. Moore III
                              ------------------------------------------------
                              Jerry A. Moore III, individually



   [Signature Page to Fifth Amendment to Preferred Stockholders' Agreement]